EXHIBIT 32.1

 Certification of Chief Executive Officer
and Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-Q of Excalibur Industries I, Joseph P. Hubert, Chief Executive Officer and Principal Financial Officer of Excalibur Industries, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Excalibur Industries.

Date: September 12, 2007

/s/ JOSEPH P. HUBERT
President, Chief Executive Officer,
Principal Financial Officer